Exhibit 10.30

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Fourth Amendment”) dated as of November 25,2003, by and among BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.), a Delaware corporation (the “Borrower”), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 29, 2002 (as previously and hereafter amended, supplemented, restated or modified, the “Credit Agreement”) by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as set forth herein; and

WHEREAS, defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.	Amendments to the Credit Agreement.

The parties hereby amend the Credit Agreement as follows:

A.	Section 1.1—Definitions.

(i) Existing Definitions (Section 1.1).

The definitions of “EBITDA” and Subsequent Indebtedness” contained in Section 1.1 of the Credit Agreement are hereby amended and restated to read as follows:

“EBITDA for any Person during any period of determination shall mean the net income of such Person,

plus

(A) the sum of the following items to the extent deducted in arriving at such net income: (i) depreciation, (ii) amortization, (iii) interest expense, (iv) income tax expense, (v) for computations which include the quarter ending September 30, 2003 and/or December 31, 2003, the Lease Termination Charges (in an amount not to exceed $75,000,000 in the aggregate for both such quarters), (vi) non-cash compensation expense recorded in connection with the issuance by the Borrower of shares of its common stock to key employees of acquired businesses pursuant to pre-acquisition commitments made by the Borrower to issue such shares to such employees in an amount not to exceed $3,500,000 during any fiscal quarter, and (vii) any non-cash expense recorded in connection with the issuance of stock options to employees (in the event that GAAP should require that such expenses be deducted from net income) and minus

(B) for computations including the quarter ended December 31, 2003 or any subsequent quarters, the positive excess of cash rental payments over rental expense.

“Subsequent Indebtedness shall mean, as of any date of determination (without duplication), the sum of all outstanding unsecured Indebtedness on such date of all Subsidiaries of the Borrower other than (1) any such Indebtedness incurred pursuant to Subsections (i) through (vi) and (viii) of Section 7.2.1 [Indebtedness], (2) any Indebtedness owed by a 100% Owned Subsidiary of the Borrower to any other 100% Owned Subsidiary of the Borrower, and (3) any Indebtedness under the 2002 Note Purchase Agreements. For purposes of this definition, a “100% Owned Subsidiary” shall mean any Subsidiary of the Borrower with respect to which all of the ownership interests are owned, directly or indirectly, by the Borrower.”

Clauses (iii) and (iv) of the definition of “Permitted Investments” contained in Section 1.1 of the Credit Agreement are hereby amended and restated to read as follows:

“(iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations meet either of the following ratings criteria on the date of acquisition in (1) or (2) below:

(1) if such commercial bank is rated by both Standard & Poor’s and Moody’s, then on the date of acquisition, its Standard & Poor’s rating is A-2, BBB+ or the equivalent or better and its Moody’s rating is P- 3, Baa3 or the equivalent or better; or

(2) if such commercial bank is not rated by both Standard & Poor’s and Moody’s, then either

(A) such bank is rated by Standard & Poor’s (and not Moody’s) and such rating is A-2, BBB+ or the equivalent; or

(B) such bank is rated by Moody’s (but not Standard & Poor’s) and such rating is Baa1, P-2 or the equivalent or better; and

(iv) up to $25,000,000 in aggregate at any point in time of demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations do not qualify under the ratings criteria set forth in clause (iii) above; and”

(ii) New Definitions (Section 1.1).

The following new definitions are hereby added to Section 1.1:

Adjusted Rent Expense shall mean rent expense of the specified Loan Parties, subject to the following adjustments:

(a) for the quarters ending September 30, 2003 and December 31, 2003, Lease Termination Charges incurred in such quarter shall be subtracted from such rent expense to the extent that

(i) such Lease Termination Charges are included in such rent expense, and

(ii) the amount of such Lease Termination Charges does not exceed $75,000,000, plus

(b) for quarters ending December 31, 2003 and thereafter, the positive excess of cash rental payments over rental expense during such quarters shall be added to such rent expense.

“Lease Termination Charges shall mean one-time expenses incurred by the Loan Parties in the fiscal quarters ending September 30, 2003 and December 31, 2003 associated with any leased location which the Loan Parties have vacated (or expect to vacate by January 31, 2004) in an aggregate amount not to exceed $75,000,000 for (1) the write off of furniture and fixtures on such location which the Loan Parties have ceased to use and will not retain, (2) the present value of remaining lease payments for such location relating to periods after the Loan Parties have vacated such location, (3) the present value of remaining costs to be incurred by the Loan Parties under support services agreements relating to such location and (4) other non-cash costs (including accruals for commissions) associated with exiting, closing or consolidating such locations.

2002 Note Purchase Agreements shall mean the Note Purchase Agreements dated as of November 26, 2002 among the Borrower and the purchasers described therein providing for the issuance of up to $220,000,000 aggregate principal amount of notes as described therein.

The following terms shall have the meaning assigned to such terms on Exhibit 7.2.21 to this Agreement.

Capital Lease—NP Version

Consolidated EBITDA—NP Version

Consolidated Indebtedness—NP Version

Consolidated Interest Expense—NP Version

Consolidated Lease Expense—NP Version

Consolidated Net Income—NP Version

Consolidated Net Worth—NP Version

Fixed Charges—NP Version

Income Available for Fixed Charges—NP Version

Income Available for Fixed Charges—NP Version

Indebtedness—NP Version

Notes

Receivables Purchase Facility

B.	Section 7.2.4— Loans and Investments.

Clause (vi) of Section 7.2.4 [Loans and Investments] is hereby amended and restated to read as follows:

“(vi) the following Investments:

(A) Investments in Foreign Subsidiaries made by the Loan Parties not referred to in and permitted under clause(s) (vi)(B), (viii) and/or (ix) of this Section 7.2.4, provided that the aggregate amount thereof plus the aggregate amount of investments described in clause (xi) of this Section 7.2.4 may not exceed $150,000,000, and

(B) any cash transfer by a Loan Party to a Foreign Subsidiary made on or after August 15, 2003 (each a “Cash Transfer”), provided that:

(i) the Loan Parties shall notify the Administrative Agent of any such Cash Transfer at least five (5) Business Days in advance thereof (if the Cash Transfer occurs after the date of the Fourth Amendment to this Agreement),

(ii) the sole purpose of such Cash Transfer is to enable a Foreign Subsidiary either to pay interest on an outstanding intercompany loan payable by a Foreign Subsidiary to such Loan Party or to pay management fees payable by a Foreign Subsidiary to one or more of the Loan Parties,

(iii) within five (5) Business Days following the date of such Cash Transfer, a Foreign Subsidiary returns the proceeds of such Cash Transfer to such Loan Party in payment of interest on the Intercompany Loan or management fees, as the case may be, which is then due and payable,

(iv) the Loan Parties deliver to the Administrative Agent, within five (5) Business Days after the date of such Cash Transfer, written confirmation satisfactory to the Administrative Agent that such Cash Transfer was made in compliance with these provisions, and

(v) without regard to the provisions of Clauses (B)(i)-(iv) above, Cash Transfers in an aggregate amount not to exceed $33,000,000 are permitted under this clause (B)(v) between August 15, 2003 and the date of the Fourth Amendment to this Agreement.

C.	Section 7.2.7— Dispositions of Assets or Subsidiaries.

A new clause (viii) is hereby added to Section 7.2.7 (Dispositions of Assets or Subsidiaries) to follow immediately after clause (vii) and to read as follows:

“(viii) BearingPoint Israel, LLC is hereby permitted, at any time prior to October 31, 2004, to sell, assign, transfer or otherwise dispose of substantially all of its assets, and BearingPoint, LLC is hereby permitted, at any time prior to October 31, 2004, to sell, assign, transfer or otherwise dispose of all of the stock or membership interests of BearingPoint Israel, LLC, so long as, in either case, the book value of the assets of BearingPoint Israel, LLC do not exceed 5% of the book value of the total consolidated assets of the Borrower, and effective on the date of such sale, assignment, transfer or disposition, BearingPoint Israel, LLC is hereby released as a Guarantor under the Credit Agreement and the other Loan Documents. The Administrative Agent is hereby authorized to execute appropriate releases or other documents on behalf of the Banks confirming the forgoing release without the execution by, or confirmation of, any of the other Banks.”

D.	Section 7.2.9—Subsidiaries, Partnerships and Joint Ventures.

Section 7.2.9—Subsidiaries, Partnerships and Joint Ventures—is hereby amended and restated to read as follows:

“7.2.9 Subsidiaries, Partnerships and Joint Ventures.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; (ii) any Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors], (iii) Education Information Management Systems LLC, KCI Funding Corporation, (iv) BearingPoint Capital, LLC, provided that the total amount of the Investments made by the Loan Parties or their Subsidiaries in BearingPoint Capital, LLC shall not at any time exceed $500,000, (v) BearingPoint Israel, LLC at such time as it is released from the Guaranty Agreement under clause (viii) of Section 7.2.7, and (vi) any Foreign Subsidiary.”

E.	Section 7.2.18— Adjusted Fixed Charge Coverage Ratio.

Section 7.2.18 [Adjusted Fixed Charge Coverage Ratio] is hereby amended and restated to read as follows:

“7.2.18 Adjusted Fixed Charge Coverage Ratio.

“The Loan Parties shall not at any time permit the ratio of the amount in clause (i) below to the amount in clause (ii) below for the four quarters then ended, to be less than 1.25 to 1.0:

(i) Consolidated EBITDA plus Adjusted Rent Expense,

TO

(ii) the sum of the following, without duplication: interest expense, Adjusted Rent Expense, cash income taxes, cash dividends, and scheduled principal payments on Indebtedness (including payments on capitalized leases), excluding in this clause (ii) the following:

(1) payments under this Agreement,

(2) payments under the PNC Receivables Purchase Facility, and

(3) any of the following payments under any revolving credit facility provided to a Foreign Subsidiary for working capital purposes or under the Revolving Credit Facility dated August 21, 2002 (the “Bridge Loan”), between the Borrower, BearingPoint LLC, the guarantors referred to therein, the banks party thereto, JP Morgan Chase Bank, as the administrative agent, and J.P. Morgan Securities, Inc., as the sole arranger and book runner, which is attached as Exhibit 10.31 on the Borrower’s Form 10-K filed on September 30, 2002:

(I) voluntary prepayments under such facility prior to maturity, or

(II) the scheduled payment of principal on the maturity date of such facility:

(A) to the extent that such payment is made from the proceeds of a replacement revolving credit working capital facility,

(B) in the case of the Bridge Loan, to the extent that such payment (which shall be due in December, 2002) is made from the proceeds of the proposed senior note offering of the Borrower or

(C) if the maturity date of such facility is extended by mutual agreement of the parties thereto prior to maturity,

F.	New Section 7.2.21—Additional Covenants.

A new Section 7.2.21 [Additional Covenants] is hereby added to the Credit Agreement to appear immediately after Section 7.2.20 and to read as set forth below.

“7.2.21 Additional Covenants.

The Loan Parties shall comply with the covenants set forth on Exhibit 7.2.21 which are incorporated into this Agreement as covenants hereunder under the section numbers set forth on such Exhibit 7.2.21. (While these covenants are similar to covenants contained in the 2002 Note Purchase Agreements as of the date hereof, these covenants shall not be deemed to be modified, amended or waived in the event of any modification, amendment or waiver of any such similar covenants in the 2002 Note Purchase Agreements by the parties thereto.)

G.	Section 7.3.3—Certificate of the Borrower.

Section 7.3.3 [Certificate of the Borrower] is hereby amended and restated, effective as of June 30, 2003, to read as follows:

7.3.3 Certificate of the Borrower.

7.3.3.1 Certificate of the Borrower.

Concurrently with the financial statements of the Borrower furnished to the Administrative Agent and to the Banks pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements], a certificate of the Borrower signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer (provided, that the certificate that accompanies the annual financial statements shall be certified by any two of the Chief Executive Officer, the Treasurer and the Chief Financial Officer) of the Borrower, in the form of Exhibit 7.3.3 (each a “Compliance Certificate”) to the effect that, except as described pursuant to Section 7.3.5 [Notice of Default], (i) the representations and warranties of the Borrower contained in Section 5.1 [Representations and Warranties] and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 7.2 [Negative Covenants]

H.	Exhibits 7.3.3—Compliance Certificate.

The Compliance Certificate is hereby amended and restated to read as set forth on Exhibit 7.3.3 hereto.

2.	Representations, Warranties and covenants.

The Loan Parties hereby represent, warrant and covenant to the Banks as follows:

(a) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date; and

(b) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement; and the execution, delivery, and performance of this Fourth Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will not contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Fourth Amendment.

3.	Conditions to Effectiveness; Effective Date.

A.	Conditions to Effectiveness

This Fourth Amendment shall be effective upon completion of the following conditions precedent which shall be the date of this Amendment:

(i) Execution. The Required Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto by counterpart or otherwise.

(ii) Opinion. Counsel for the Loan Parties (which may be David R. Schwiesow, Associate General Counsel - Corporate and Securities of the Borrower) shall have delivered an opinion in a form acceptable to the Administrative Agent confirming the authorization, execution, delivery and enforceability of this Amendment by or against the Loan Parties.

(iii) Fee. The Borrower shall pay to the Agent for the benefit of each Bank which executes this Fourth Amendment on or before November 24, 2003 a fee of .20% times the amount of such Bank’s Commitment.

B.	Effective Date

Following the satisfaction of the conditions in Section 3(A), all provisions of this Fourth Amendment shall be effective on the date of this Amendment, except that each of the following provisions shall be deemed to be effective as of September 30, 2003 (and shall apply to covenant compliance computations for the periods then ended):

•	amendments to definition of EBITDA in Section l(A)(i).

•	new definitions of Adjusted Rent Expense and Lease Termination Charges in Section l(A)(ii).

•	amendments to Section 7.2.18 (Fixed Charge Coverage Ratio) in Section 1(E)

4.	Amendment.

Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including exhibits thereto, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

5.	Force and Effect.

The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution except to the extent that the Credit Agreement is expressly modified by this Fourth amendment.

Governing Law.

This Fourth Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

Counterparts.

This Fourth Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE 1 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:
BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.)

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

GUARANTORS:
BEARINGPOINT, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT ISRAEL, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

SOFTLINE ACQUISITION CORP.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT GLOBAL OPERATIONS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 2 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

I2 MIDATLANTIC LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

I2 NORTHWEST LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

OAD ACQUISITION CORP.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 3 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

OAD GROUP, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

METRIUS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

PEATMARWICK, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT ENTERPRISE HOLDINGS, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT GLOBAL DE, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT INTERNATIONAL, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 4 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

BEARINGPOINT SOUTH PACIFIC, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT AMERICAS, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT BG, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

PELOTON HOLDINGS, L.L.C.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 5 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

BEARINGPOINT EUROPEAN HOLDINGS, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT SOUTHEAST ASIA, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT RUSSIA, LLC

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT USA, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT PUETRO RICO, LLC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT INTERNATIONAL I, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT INTERNATIONAL II, INC.

By:	/s/ Patrick H. Kinzler		(SEAL)

	Name:	Patrick H. Kinzler
	Title:	Treasurer

[SIGNATURE PAGE 6 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Illegible

	Title:	Vice President

[SIGNATURE PAGE 7 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK individually and as Documentation Agent

By:	/s/ T. David Short

T. David Short
Title:	Vice President

[SIGNATURE PAGE 8 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, individually and as Syndication Agent

/s/ Nicholas Bell

By:	Nicholas Bell
Title:	Barclays Bank PLC

[SIGNATURE PAGE 9 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE

By:	/s/ David Grant

DAVID GRANT
Title:	Managing Director

[SIGNATURE PAGE 10 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as the Co-Agent

By:	/s/ Illegible

Title:	AVP

[SIGNATURE PAGE 11 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Documentation Agent

By:	/s/ Robert Mauriello

Title:	Principal

[SIGNATURE PAGE 12 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY

By:	/s/ Eric Dybing

ERIC DYBING
Title:	SECOND VICE PRESIDENT THE NORTHERN TRUST COMPANY

[SIGNATURE PAGE 13 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

WESTPAC BANKING CORPORATION

By:	/s/ Andrew Ramsay

Title:	Andrew Ramsay, Head of Relationship Management

[SIGNATURE PAGE 14 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

MELLON BANK, N.A.

By:	/s/ J. Wade Bell

Title:	Vice President

[SIGNATURE PAGE 15 OF 15 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., individually and as Documentation Agent

By:	/s/ Hugo Arias

HUGO ARIAS
Title:	Vice President 388 Greenwich St./23rd Fl, NewYork, NY 10013 Tel: 212-816-5390

EXHIBIT 7.3.3

COMPLIANCE CERTIFICATE

[to be attached]

SCHEDULE 1.1(A) - 1

EXHIBIT 7.3.3

FORM OF

QUARTERLY COMPLIANCE CERTIFICATE

                                         , 200

PNC Bank, National Association, as Administrative Agent

249 Fifth Avenue

Pittsburgh, PA 15222-2707

Ladies and Gentlemen:

I refer to the Credit Agreement dated as of May 29, 2002 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among BEARINGPOINT, INC., a Delaware corporation (f/k/a KPMG Consulting, Inc.) (the “Borrower”), each of the Guarantors party thereto, the Banks party thereto, PNC Bank, National Association, as the Administrative Agent (the “Administrative Agent”), Barclays Bank PLC, as the Syndication Agent, and JPMorgan Chase Bank, Citibank, N.A., and Bank of America, N.A. as the Documentation Agents, and SunTrust Bank, as the Co-Agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. The first Report Date of a Quarterly Compliance Certificate under the Credit Agreement shall be June 30, 2002.

I,                                                                                   , [President/Chief Executive Officer/Chief Financial Officer/Treasurer] of the Borrower, do hereby certify on behalf of the Borrower and each of its Subsidiaries as of the [quarter/year] ended                     , 200     (the “Report Date”), as follows [All dollar amounts which are expressed in numerals (e.g. “$1,000”) omit the last three zeros (so that “$1,000” means 1 million dollars). The foregoing does not apply to dollar amounts expressed as words (e.g. “$1 million”)]:

(1)	Dividends and Related Distributions (Section 7.2.5(3)). Dividends, and repurchases of stock from employees and directors, made by the Borrower on or after May 29, 2002, equaled $ (from item (1)(C) below), which did not exceed the Dividend Limitation which is $ (from item (1)(D)(iv) below).

PNC Bank, National Association

_________________, 200___

(A) dividends, and repurchases of stock from employees and directors, made by the Borrower during the fiscal quarter ending as of the Report Date	$__________

(B) Amount entered in item 1(C) in the immediately preceding Quarterly Compliance Certificate	$__________

(C) item (1)(A) plus item (1)(B) equals total dividends, and repurchases of stock from employees and directors, made by the Borrower	$__________

(D) Dividend Limitation is computed as follows:

(i) cumulative consolidated net income (net of losses) of the Borrower and its Subsidiaries for quarters beginning on or after December 31, 2001 and ending on or before the Report Date	$__________

(ii) item (l)(D)(i) multiplied by .50	$__________

(iii) amount of dividends or other distributions paid on and after December 31, 2001	$__________

(iv) item (1)(D)(ii) less item (1)(D)(iii) equals the Dividend Limitation (must equal or exceed the amount in item (1)(C))	$__________

(2)    Dividends and Related Distributions (Section 7.2.5(6)). After the Closing Date and on or prior to the Report Date, the aggregate amount of repurchases of stock made by the Borrower on or after May 29, 2002, equaled $                     (from item 2(B)(iii) below), which did not exceed $115 million.

(A) Total repurchases of stock by the Borrower for the fiscal quarter ending as of the Report Date	$__________

(B) The aggregate amount of repurchases of stock by the Borrower as of the Report Date is calculated as follows:

(i) Amount entered in item 2(B)(iii) in the immediately preceding Quarterly Compliance Certificate	$__________

PNC Bank, National Association

_________________, 200___

(ii) Amount entered in item 2 (A) above	$__________

(iii) Sum of items2(B)(i)and2(B)(ii)	$__________

(3)    Maximum Facility Usage to EBITDA Attributable to Loan Parties (Section 7.2.16). The ratio of the Facility Usage to the amount of the EBITDA attributable to the Loan Parties for the four quarters most recently ended (and for which the quarterly or annual financial statements are due or have been delivered) is                  (from item 3(C) below), which does not exceed 1.2.

(A) EBITDA attributable to Loan Parties is computed as follows, in each case of the Borrower and Guarantors determined and consolidated in accordance with GAAP:

(i) net income	$__________

(ii) depreciation	$__________

(iii) amortization	$__________

(iv) interest expense	$__________

(v) income tax expense	$__________

(vi)   for computations which include the quarter ending September 30, 2003 and/or December 31, 2003, the Lease Termination Charges (in an amount not to exceed $75,000,000 in the aggregate for both such quarters)

$__________

(vii) non-cash compensation expense recorded in connection with the issuance by the Borrower of shares of its common stock to key employees of acquired businesses pursuant to pre-acquisition commitments made by the Borrower to issue such shares to such employees, provided that such non-cash compensation expense may not exceed $3.5 million in any fiscal quarter

$__________

PNC Bank, National Association

_________________, 200___

(viii) any non-cash expense recorded in connection with the issuance of stock options to employees (in the event that GAAP should require that such expenses be deducted from net income)	$__________

(ix) for computations including the quarter ended December 31, 2003 or any subsequent quarters, the positive excess of cash rental payments over rental expense	($__________)

(x) the sum of items (3)(A)(i) through (3)(A)(viii) less item (3)(A)(ix) equals the EBITDA attributable to Loan Parties	$__________

(B) Facility Usage is calculated as follows:

(i) Revolving Credit Loans outstanding on the Report Date	$__________

(ii) Swing Loans outstanding on the Report Date	$__________

(iii) Letters of Credit Outstanding on the Report Date	$__________

(iv) sum of items 3(B)(i) through 3(B)(iii) equals Facility Usage	$__________

(C) the ratio of Facility Usage to EBITDA equals item 3(B)(iv) divided by item 3(A)(x)	$__________

(4) Maximum Leverage Ratio (Section 7.2.17). The Leverage Ratio is ___ (from item (4)(C) below) to 1.0, which does not exceed the permitted ratio of 2.50 to 1.0.	$__________

(A) the sum of the following items (i) and (ii)(b) of the Borrower and its Subsidiaries on the Report Date

(i)     consolidated Indebtedness excluding undrawn Client Engagement Support Obligations (but including any Client Support Obligations which have been drawn upon and remain unpaid or unsatisfied by the Borrower or its Subsidiaries, which amount is $__________; the total

PNC Bank, National Association

_________________, 200___

amount of undrawn performance bonds as of the Report Date is $__________)	$__________

(ii) (a) undrawn Client Engagement Support Obligations	$__________

(b)20% of item(4)(A)(ii)(a)	$__________

(iii) sum of items (i) and (ii)(b)	$__________

(B) (Consolidated EBITDA is calculated as follows:

(i) net income	$__________

(ii) depreciation	$__________

(iii) amortization	$__________

(iv) interest expense	$__________

(v) income tax expense	$__________

(vi)   for computations which include the quarter ending September 30, 2003 and/or December 31, 2003, the Lease Termination Charges (in an amount not to exceed $75,000,000 in the aggregate for both such quarters)

$__________

(vii) non-cash compensation expense recorded in connection with the issuance by the Borrower of shares of its common stock to key employees of acquired businesses pursuant to pre-acquisition commitments made by the Borrower to issue such shares to such employees, provided that such non-cash compensation expense may not exceed $3.5 million in any fiscal quarter

$__________

(viii) any non-cash expense recorded in connection with the issuance of stock options to employees (in the event that GAAP should require that such expenses be deducted from net income)	$__________

PNC Bank, National Association

_________________, 200___

(ix) for computations including the quarter ended December 31, 2003 or any subsequent quarters, the positive excess of cash rental payments over rental expense	($__________)

(x) the sum of items (4)(B)(i) through (4)(B)(viii) less item (4)(B)(ix) equals Consolidated EBITDA	$__________

(C) item (4)(A)(iii) divided by item (4)(B)(x) equals the Leverage Ratio to 1.0

(5)    Adjusted Fixed Charge Coverage Ratio (Section 7.2.18). The ratio of (i) Consolidated EBITDA plus Adjusted Rent Expense, to (ii) the sum of interest expense, Adjusted Rent Expense, cash income taxes, cash dividends, scheduled principal payments on Indebtedness (including payments on capitalized leases), excluding in this clause (ii) (1) payments under the Credit Agreement, (2) payments under the PNC Receivables Purchase Facility, and (3) any of the following payments under any revolving credit facility provided to a Foreign Subsidiary for working capital purposes or under the Bridge Loan: (I) voluntary prepayments under such facility prior to maturity, or (II) the scheduled payment of principal on the maturity date of such facility: (A) to the extent that such payment is made from the proceeds of a replacement revolving credit facility, (B) in the case of the Bridge Loan, to the extent that such payment (which shall be due in December, 2002) is made from the proceeds of the proposed senior note offering of the Borrower, or (C) if the maturity date of such facility is extended by mutual agreement of the parties thereto prior to maturity, but including in clause (ii) capitalized leases and cash taxes paid, with respect to each item referred to in clause (ii) of Section 7.2.18 of the Credit Agreement, for the four quarters ended as of the Report Date is             (from item (5)(J) below) to 1.0, which is not less than the permitted ratio of 1.25 to 1.0.

(A) Consolidated EBITDA from item (4)(B)(x)	$__________

(B) Adjusted Rent Expense, computed as follows:

(i) rent expense	$__________

(ii) for the quarters ending September 30, 2003 and December 31, 2003, Lease Termination Charges (not in excess of $75,000,000) to the

PNC Bank, National Association

_________________, 200___

extent included in rent expense in clause (i)	($__________)

(iii) for quarters ending December 31, 2003 and thereafter, the positive excess of cash rental payments over rental expense during such quarters	$__________

(iv) item (i) less item (ii) plus item (iii)	$__________

(C) sum of items (5)(A) and (5)(B)(iii)	$__________

(D) interest expense	$__________

(E) rent expense	$__________

(F) cash dividends	$__________

(G) cash taxes paid	$__________

(H) scheduled principal payments on Indebtedness, excluding the sum of the following items (i), (ii) and (iii), but including payments on capitalized leases:	$__________

(i) payments under the Credit Agreement	$__________

(ii) payments under the PNC Receivables Purchase Facility),	$__________

(iii)  any of the following payments under any revolving credit facility provided to a Foreign Subsidiary for working capital purposes or under the Bridge Loan: (I) voluntary prepayments under such facility prior to maturity, or (II) the scheduled payment of principal on the maturity date of such facility: (A) to the extent that such payment is made from the proceeds of a replacement revolving credit facility, (B) in the case of the Bridge Loan, to the extent that such payment (which shall be due in December, 2002) is made from he proceeds of the proposed senior note

PNC Bank, National Association

_________________, 200___

offering of the Borrower, or (C) if the maturity date of such facility is extended by mutual agreement of the parties thereto prior to maturity	$__________

(I) sum of items (5)(D) through item (5)(H)	$__________

(J) item (5)(C) divided by item (5)(I) equals the } Adjusted Fixed Charge Coverage Ratio	_______to 1.0

(6)    Minimum Net Worth (Section 7.2.19). The Consolidated Net Worth as of the Report Date is $                     (from item (6)(A) below), which is not less than Base Net Worth as of such date which is $                     (from item (6)(B)(iv)below).

(A) Consolidated Net Worth equals total stockholders’ equity of the Borrower and its Subsidiaries determined and consolidated in accordance with GAAP	$__________

(B) Base Net Worth is computed as follows:

(i) 80% of Consolidated Net Worth on December 31,2001	$__________

(ii) consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned, for the period from December 31, 2001 through the date of determination	$__________

(iii) item (6)(B)(ii) multiplied by .50	$__________

(iv) net increase in Consolidated Net Worth resulting from the issuance of any equity securities by the Borrower, for the period from December 31, 2001 through the date of determination	$__________

(v) item (6)(B)(iv) multiplied by .90	$__________

(vi) the sum of item (6)(B)(i) plus item (6)(B)(iii) plus item (6)(B)(v) equals Base Net Worth	$__________

(7) Loans and Investments (Section 7.2.4(vi)(A) and (B)).

PNC Bank, National Association

_________________, 200___

Section 7.2.4(vi)(A): The aggregate amount of Investments in Foreign Subsidiaries made by the Loan Parties on or after May 29, 2002, not referred to and permitted under clauses (vi)(B), (viii) or (ix) of Section 7.2.4 of the Credit Agreement was $_______ (from item (7)(A)(iii) below, which amount plus the aggregate amount of investments described in clause (xi) of Section 7.2.4 of the Credit Agreement does not exceed $150 million.

(A)   The aggregate amount of Investments in Foreign Subsidiaries made by the Loan Parties not referred to and permitted under clause (ix) of Section 7.2.4 of the Credit Agreement is calculated as follows:

(i)     investments in Foreign Subsidiaries made by the Loan Parties not referred to and permitted under clauses (viii) or (ix) of Section 7.2.4 of the Credit Agreement during the period ending on the Report Date

$__________

(ii) Amount entered in item (7)(A)(iii) in the immediately preceding Quarterly Compliance Certificate	$__________

(iii) Sum of items (7)(A)(i) and (7)(A)(ii)	$__________

Section 7.2.4(vi)(A): The amount of “Cash Transfers” during the quarter ending on the Report Date was	$__________

(B) The aggregate amount of investments described in clause (xi) of Section 7.2.4 of the Credit Agreement is calculated as follows:

(i) Investments in Persons other than Foreign Subsidiaries during the period ending on the Report Date	$__________

(ii) Amount entered in item (7)(B)(iii) in the immediately preceding Quarterly Compliance Certificate	$__________

(iii) Sum of items (7)(B)(i) and (7)(B)(ii)	$__________

(C) Sum of items (7)(A)(iii) and (7)(B)(iii) (which may not exceed $150 million)	$__________

PNC Bank, National Association

_________________, 200___

(8)    Loans and Investments (Section 7.2.4(xi)). Investments in Persons other than Foreign Subsidiaries on or after May 29, 2002, for the applicable period specified in Table I below and ending on the Report Date was $                      (from item (8)(C) below), which amount does not exceed the Amount specified in Table I below for the applicable period.

(A) Investments in Persons other than Foreign Subsidiaries during the period ending on the Report Date	$__________

(B) Amount entered in item (8)(C) in the preceding Quarterly Compliance Certificate(s) for the applicable period specified below	$__________

(C) Sum of items (8)(A) and (8)(B)	$__________

TABLE I

Period	Amount
Closing Date through first anniversary of the Closing Date	$20 million

First anniversary of the Closing Date through the second anniversary of the Closing Date	$30 million

Second anniversary of the Closing Date through the Expiration Date	$40 million

(9)    Loans and Investments (Section 7.2.4(xii)). The total amount of obligations guarantied under Guarantees by the Borrower of loans made to Foreign Subsidiaries by Persons who are not Loan Parties or Subsidiaries of Loan Parties made on or after May 29, 2002 was $                     as of the Report Date, which amount does not exceed $200 million.

(10)  Subsequent Indebtedness (Section 7.2.20). The Subsequent Indebtedness as of the Report Date was $_________________ (from item (10)(A)(iii) below), which amount does not exceed 10% of Consolidated Total Assets (from item (10)(B)(iv) below).

(A) Subsequent Indebtedness as of the Report Date is calculated, without duplication, as follows:

(i) the sum of all outstanding unsecured Indebtedness of all Subsidiaries of the Borrower, excluding any Indebtedness owed by a 100% Owned

PNC Bank, National Association

_________________, 200___

Subsidiary of the Borrower to any other 100% Owned Subsidiary of the Borrower and any any Indebtedness under the 2002 Note Purchase Agreements	$__________

(ii)    any portion of the unsecured Indebtedness listed in clause (i) above which is incurred pursuant to and permitted under Subsections (i) through (vi) and (viii) of Section 7.2.1 of the Credit Agreement

$__________

(iii) item (A)(i) minus item (A)(ii) equals Subsequent Indebtedness as of the Report Date	$__________

(B) 10% of Consolidated Total Assets as of the Report Date is calculated as follows:

(i)     the total assets of the Borrower and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Borrower and its Subsidiaries as of the Report Date prepared in accordance with GAAP

$__________

(ii) all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries	$__________

(iii) item (B)(i) minus item (B)(ii) equals Consolidated Total Assets as of the Report Date	$__________

(iv) 10% of item (B)(iii) equals 10% of Consolidated Total Assets as of the Report Date	$__________

(11) Additional Covenants (Section 7.2.21). (Compliance is demonstrated on Exhibit A hereto—See Exhibit A).

(12) Computation of Applicable Margins and Commitment Fees (Schedule 1.1 (A)).

(A) The Leverage Ratio is ______ to 1.0 (from item (4)(C) above).

(B) Pursuant to Schedule 1.1 (A) to the Credit Agreement and the applicable calculations set forth in Section (4)

PNC Bank, National Association

_________________, 200___

above, the Level, Commitment Fee and Applicable Margins are as follows:

(i) Level	__________

(ii) Revolving Credit Commitment Fee	__________%

(iii) Revolving Credit Euro Rate Spread	__________%

(iv) Revolving Credit Base Rate Spread	__________%

(13)	As of the date hereof, the Loan Parties have performed and complied with all covenants and conditions of the Credit Agreement; all of the representations and warranties contained in Section 5 of the Credit Agreement and in the other Loan Documents are true on and as of the date hereof with the same effect as though such representations and warranties had been made on the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default exists and is continuing.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 1 TO QUARTERLY COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___________ day of ____________,200____ .

BEARINGPOINT, INC.

By:			(SEAL)

Name:

	Title:	[President/Chief Executive Officer/Chief Financial Officer/Treasurer]

PNC Bank, National Association

_________________, 200___

Exhibit A--Additional Covenants

Section 7.2.21.1         Alternative Leverage Ratio--NP Version.

The ratio of (i) Consolidated Indebtedness—NP Version as of the Report Date to (ii) Consolidated EBITDA-NP Version for the period of four consecutive fiscal quarters of the Borrower ending on the Report Date was ________ to 1.00 (covenant limitation is not more than 2.50 to 1.00).

The ratio was determined as follows:

Consolidated Indebtedness--NP Version--as of Report Date:

__________________________________________	$__________
__________________________________________	$__________
__________________________________________	$__________
Total Consolidated Indebtedness —NP Version	$__________

Consolidated EBITDA—NP Version — Twelve Months Ended Report Date:

Net Income--NP Version	$__________
Consolidated Interest Expense--NP Version (interest plus amortized debt discount (excluding net costs of hedging obligations))	$__________
Stock Awards – Accrual	$__________
Depreciation	$__________
Amortization	$__________
Income Tax Expense	$__________
Extraordinary Or Non-Recurring Expenses Or Losses	$__________
Impairment Of Goodwill Or Other Intangibles	$__________
Non-Cash Loss Associated With Sale Or Write-Down Of Assets	$__________
Non-Cash Expense for Common Stock Issued To Employees Of Acquired Businesses (arising from Pre-Acquisition Commitments)	$__________
Non-Cash Losses Associated With Foreign Currency Translations Or Interest Rate Hedging Transactions	$__________
Subtotal (Sum of Above)	$__________
Less The Following:
ExtraordinaryOr Non-Recurring Income Or Gains	($__________)

PNC Bank, National Association

_________________, 200___

Non-CashIncome	($ )
Consolidated EBITDA (Subtotal from above less two items immediately above)	$__________

Consolidated Indebtedness—NP Version / Consolidated EBITDA—NP Version = to 1.00.

Section 7.2.21.2 Alternative Fixed Charge Coverage Ratio—NP Version. The ratio of (i) Income Available for Fixed Charges—NP Version for the period of four consecutive fiscal quarters of the Borrower ending on the Report Date to (ii) Fixed Charges—NP Version for such period, was to 1.00 (covenant limitation is not less than 2.00 to 1.00). The ratio was determined as follows:

Income Available for Fixed Charges—NP Version:

Consolidated EBITDA—NP Version (from above)	$
Consolidated Lease Expense—NP Version (rental and related obligations under leases of (i) real property and (ii) personal property having rental obligations in an amount exceeding $5,000,000 per year)	$
Income Available for Fixed Charges—NP Version (sum of above)	$

Fixed Charges—NP Version:

Consolidated interest Expense—NP Version (from above)	$
Consolidated Lease Expense—NP Version (from above)	$
Fixed Charges—NP Version (sum of above)	$

Income Available for Fixed Charges—NP Version/Fixed Charges—NP Version = to 1.00.

7.2.21.3 Alternative Consolidated Net Worth—NP Version.

As of the Report Date, Consolidated Net Worth—NP Version was $                     which was greater than the required Consolidated Net Worth—NP Version of $                    .

Required Consolidated Net Worth—NP Version was determined as follows:

PNC Bank, National Association

_________________, 200___

Required Consolidated Net Worth—NP Version:

Base Consolidated Net Worth	$832,654,000

Consolidated Net Income—NP Version For Three Months Ended December 31, 2002 x 50%	$

Consolidated Net Income—NP Version For Three Months Ended March 31, 2003 x 50%	$

Consolidated Net Income—NP Version For Three Months Ended June 30, 2003 x 50%	$

Consolidated Net Income—NP Version For Three Months Ended September 30, 2003 x 50%	$

Consolidated Net Income—NP Version For Three Months Ended , 200 x 50%	$
[Add additional quarters through Report Date]

Total (Required Consolidated Net Worth—NP Version)	$

EXHIBIT 7.2.21

ADDITIONAL COVENANTS

7.2.21.1 Alternative Leverage Ratio—NP Version.

The Borrower will not permit, as of the last day of any fiscal quarter of the Company, the ratio of (i) Consolidated Indebtedness—NP Version as of such date to (ii) Consolidated EBITDA—NP Version for the period of four consecutive fiscal quarters of the Borrower ending on such date, to exceed 2.50 to 1.00.

7.2.21.2 Alternative Fixed Charge Coverage Ratio—NP Version.

The Borrower will not permit, as of the last day of any fiscal quarter of the Borrower, the ratio of (i) Income Available for Fixed Charges—NP Version for the period of four consecutive fiscal quarters of the Borrower ending on such date to (ii) Fixed Charges—NP Version for such period, to be less than 2.00 to 1.00.

7.2.21.3 Alternative Consolidated Net Worth—NP Version.

The Borrower will not at any time permit Consolidated Net Worth—NP Version to be less than the sum of (i) $832,654,000 plus (ii) an amount equal to the sum of 50% of Consolidated Net Income—NP Version of the Borrower for each completed fiscal quarter of the Borrower ending after September 30, 2002 (but only if Consolidated Net Income—NP Version for such quarter is positive).

Definitions:

“Capital Lease—NP Version” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Consolidated EBITDA—NP Version” means, for any period, Consolidated. Net Income—NP Version for such period plus, to the extent deducted in computing such Consolidated Net Income—NP Version and without duplication of, (i) income tax expense, (ii) Consolidated Interest Expense—NP Version, (iii) depreciation and amortization expense, (iv) amortization of intangibles, (v) any extraordinary or non-recurring expenses or losses, (vi) all amounts attributable to the impairment of goodwill or other intangibles or any non-cash loss associated with the sale or write-down of assets not in the ordinary course of business, (vii) any non-cash compensation expense arising from the Borrower’s pre-acquisition commitment to issue shares of its common stock to key employees of acquired businesses and (viii) all-non-cash losses associated with foreign currency translations or interest rate hedging transactions (including the result of marking to market any investment or hedging arrangement thereto) and minus, to the extent included in Consolidated Net Income—NP Version for such period, the sum of (i) any extraordinary or non-recurring income or gains, and (ii) any item included in other income that is non-cash income. For purposes of calculating Consolidated EBITDA—NP

Version for any period, if during such period, and after the date hereof, the Borrower or any Subsidiary shall have made an acquisition or disposition in an amount greater than $50,000,000, Consolidated EBITDA—NP Version for such period shall be calculated after giving pro forma effect thereto and any Indebtedness—NP Version incurred or assumed in connection therewith as if such acquisition or disposition, as the case may be, occurred and such Indebtedness —NP Version had been incurred or assumed on the first day of such period.

“Consolidated Indebtedness—NP Version” means, as of any date, the aggregate outstanding Indebtedness — NP Version of the Borrower and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense—NP Version” means, for any period, the sum (without duplication) of (i) all interest in respect of Indebtedness—NP Version of the Borrower and its Subsidiaries (including imputed interest with respect to Capital Leases—NP Version) deducted in determining Consolidated Net Income — NP Version for such period, and (ii) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income—NP Version for such period, but excluding any net costs associated with hedging obligations in each case determined on a consolidated basis in accordance with GAAP.

“Consolidated Lease Expense—NP Version” means, for any period, the sum of the amount of rental and related obligations required to be paid during such period by the Borrower or any Subsidiary as lessee under all leases (other than Capital Leases—NP Version) of (i) real property and (ii) personal property having rental obligations in an amount exceeding $5,000,000 in the aggregate on an annual basis.

“Consolidated Net Income—NP Version” means, for any period, the net income of the Borrower and its Subsidiaries for such period (excluding the impact of expensing stock options), determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Worth—NP Version” means, as of any date, total stockholders’ equity of the Borrower and its Subsidiaries as of such date (excluding the impact of expensing stock options), determined on a consolidated basis in accordance with GAAP.

“Fixed Charges—NP Version” means, for any period, the sum of (i) Consolidated Interest Expense—NP Version for such period, and (ii) Consolidated Lease Expense—NP Version for such period.

“Income Available for Fixed Charges—NP Version” means, for any period, the sum of (i) Consolidated EBITDA—NP Version for such period and (ii) Consolidated Lease Expense—NP Version for such period.

“Indebtedness—NP Version” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable preferred stock (unless any applicable mandatory redemption with respect thereto is not applicable until after the maturity of the Notes);

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases—NP Version;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions, excluding, however, contingent obligations in respect of reimbursement agreements, performance bonds, letters of credit supporting client engagements or bids or similar agreements in respect of letters of credit or any such instrument; and

(f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness— NP Version of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Without limiting the foregoing, the liabilities of the Borrower and its Subsidiaries with respect to amounts outstanding under the Receivables Purchase Facility—NP Version shall be deemed to be Indebtedness—NP Version for purposes of this Agreement.

“Notes” means the 5.95% Series A Senior Notes due 2005, the 6.43% Series B Senior Notes due 2006 and the 6.71% Series C Senior Notes due 2007, together with any notes issued in substitution therefore, issued by the Borrower.

“Receivables Purchase Facility” means that certain $150,000,000 receivables purchase facility dated May 22, 2000 among the Company, as servicer, BearingPoint, LLC as originator, KCI Funding Corporation, as the seller, Market Street Funding Corporation as the purchaser and PNC Bank as the program administrator and liquidity agent and the other parties thereto, as previously and hereafter amended, and any renewal, extension or replacement thereof so long as the amount of such renewal, extension or replacement does not exceed $150,000,000.